EXHIBIT 10.47

                                 FIFTH AMENDMENT

         This Fifth Amendment (the "5th Amendment") is made and entered into as of this 23th day of February 2000 by and between NATIONAL DIAGNOSTICS, INC., an Florida corporation ("NDI") and American Enterprise.com, Corp., formerly known as American Enterprise Solutions, Inc., a Florida corporation ("AESI").

                                    RECITALS

         WHEREAS, NDI and AESI have entered into that certain Merger Agreement dated February 23, 1998 as amended by that certain First Amendment dated March 17, 1998 and that certain Second Amendment dated April 29, 1998 and that Third Amendment dated July 24, 1998 and that certain Fourth Amendment dated December 27, 1999 (the "Agreement") pursuant to which it is contemplated with AESI will be merged (the "Merger") with and into NDI under the terms and conditions specified in the Agreement; and

         WHEREAS, both parties to the Agreement have authorized and agreed to a four to one reverse split of the NDI common stock; and

         WHEREAS, AESI and NDI have mutually agreed that it would be in the best interest of the corporations that AESI oversee the operations and management of the Brandon Diagnostic Centers, Ltd. and Sunpoint Diagnostics, Inc. effective immediately;

         NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree that the Agreement is hereby amended to incorporate and reflect the following facts, terms and conditions:

         1) the NDI common stock shall be subject to a four to one reverse split;

         2) AESI shall oversee the operations and management of the Brandon Diagnostics, Ltd. and Sunpoint Diagnostics, Inc. effective as of the date of this Amendment.

         This Amendment may be executed in two or more counterparts, each of which shall be

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deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                           NATIONAL DIAGNOSTICS, INC.



By: /s/ CURTIS L. ALLISTON
    ------------------------------
                           Name:  Curtis L. Alliston
                           Title: President



                           AMERICAN ENTERPRISE.COM, CORP.



By: /s/ CHARLES BROES
    ------------------------------
                           Name:  Charles Broes
                           Title: C.E.O.